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                                                                      Exhibit 23
                                                                      ----------

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Lockheed Martin Corporation of our report dated January 19, 1998, except for
Note 2 and the next to the last paragraph of Note 16, as to which the date is March 12, 1998, included in the 1997 Annual Report to Shareholders of Lockheed Martin Corporation.

We also consent to the incorporation by reference in the following Registration
Statements:

(1) Registration Statement Number 33-58067 of Lockheed Martin Corporation on Form S-3, dated March 14, 1995;

(2)   Registration Statement Numbers: 33-58073, 33-58075, 33-58077,33-58079,
      33-58081, 33-58085, 33-58089 and 33-58097 of Lockheed Martin Corporation
      on Form S-8, each dated March 15, 1995;

(3) Post-Effective Amendment No. 1, dated March 15, 1995 to Registration Statement Number 33-57645 of Lockheed Martin Corporation on Form S-8;

(4) Registration Statement Number 33-63155 of Lockheed Martin Corporation on Form S-8, dated October 3, 1995;

(5) Registration Statement Number 33-06255 of Lockheed Martin Corporation on Form S-8, dated June 19, 1996;

(6)   Registration Statement Numbers: 33-06479, 33-06481, 33-06483, 33-06485,
      33-06487, 33-06515 and 33-06517 of Lockheed Martin Corporation on Form S-8, each dated June 21, 1996;

(7) Registration Statement Numbers: 333-20117 and 333-20139 of Lockheed Martin Corporation on Form S-8, each dated January 22, 1997;

(8) Post-Effective Amendment No. 1, dated January 22, 1997 to Registration Statement Number 333-58083 on Form S-8;

(9) Registration Statement Number 333-27309 of Lockheed Martin Corporation on Form S-8, dated May 16, 1997;

(10) Registration Statement Number 333-37069 of Lockheed Martin Corporation on Form S-8, dated October 2, 1997;

(11) Registration Statement Number 333-40997 of Lockheed Martin Corporation on Form S-8, dated November 25, 1997; and

(12) Registration Statement Number 333-44671 of Lockheed Martin Corporation on Form S-4, dated January 22, 1998 of our report dated January 19, 1998, except for Note 2 and the next to the last paragraph of Note 16, as to which the date is March 12, 1998, with respect to the consolidated financial statements incorporated herein by reference.


                                                /s/ Ernst & Young LLP

Washington, D.C.
March 16, 1998